Exhibit 99.2

              Northeast Utilities and Subsidiaries
              ------------------------------------
                 Consolidated Balance Sheets
                 ---------------------------


                                                                         June 30,       December 31,
                                                                           2004             2003
                                                                      ------------      -----------
                                                                         (Thousands of Dollars)
ASSETS
------
Current Assets:
  Cash and cash equivalents                                           $    75,265       $    37,196
  Unrestricted cash from counterparties                                   104,976            46,496
  Restricted cash - LMP costs                                             123,887            93,630
  Special deposits                                                         28,147            79,120
  Investments in securitizable assets                                     190,388           166,465
  Receivables, net                                                        648,659           704,893
  Unbilled revenues                                                       102,597           125,881
  Fuel, materials and supplies, at average cost                           154,459           154,076
  Derivative assets                                                       365,991           249,117
                                                                           69,106            63,780
                                                                      -----------       -----------
  Prepayments and other                                                 1,863,475         1,720,654
                                                                      -----------       -----------

Property, Plant and Equipment:
  Electric utility                                                      5,702,856         5,465,854
  Gas utility                                                             763,605           743,990
  Competitive energy                                                      902,871           885,953
  Other                                                                   238,402           221,986
                                                                      -----------       -----------
                                                                        7,607,734         7,317,783
    Less: Accumulated depreciation                                      2,320,807         2,244,263
                                                                      -----------       -----------
                                                                        5,286,927         5,073,520
  Construction work in progress                                           354,823           356,396
                                                                      -----------       -----------
                                                                        5,641,750         5,429,916
                                                                      -----------       -----------

Deferred Debits and Other Assets:
  Regulatory assets                                                     2,854,344         2,974,022
  Goodwill                                                                319,986           319,986
  Purchased intangible assets, net                                         21,153            22,956
  Prepaid pension                                                         358,250           360,706
  Other                                                                   454,831           428,567
                                                                     ------------       -----------
                                                                        4,008,564         4,106,237
                                                                     ------------       -----------


Total Assets                                                          $11,513,789       $11,256,807
                                                                      ===========       ===========


The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.


              Northeast Utilities and Subsidiaries
              ------------------------------------
                 Consolidated Balance Sheets
                 ---------------------------

                                                                         June 30,       December 31,
                                                                           2004             2003
                                                                      ------------      -----------
                                                                         (Thousands of Dollars)

LIABILITIES AND CAPITALIZATION
------------------------------
Current Liabilities:
  Notes payable to banks                                              $     5,807       $   105,000
  Long-term debt - current portion                                         89,114            64,936
  Accounts payable                                                        903,122           768,783
  Accrued taxes                                                            27,148            51,598
  Accrued interest                                                         43,310            41,653
  Derivative liabilities                                                  163,050           112,612
  Counterparty deposits                                                   104,976            46,496
  Other                                                                   214,378           203,080
                                                                      -----------       -----------
                                                                        1,550,905         1,394,158
                                                                      -----------       -----------
Rate Reduction Bonds                                                    1,639,344         1,729,960
                                                                      -----------       -----------

Deferred Credits and Other Liabilities:
  Accumulated deferred income taxes                                     1,346,602         1,287,354
  Accumulated deferred investment tax credits                             101,000           102,652
  Deferred contractual obligations                                        436,837           469,218
  Regulatory liabilities                                                1,239,698         1,164,288
  Other                                                                   248,818           247,526
                                                                      -----------       -----------
                                                                        3,372,955         3,271,038
                                                                      -----------       -----------

Capitalization:
  Long-Term Debt                                                        2,510,927         2,481,331
                                                                      -----------       -----------

  Preferred Stock of Subsidiaries - Non-Redeemable                        116,200           116,200
                                                                      -----------       -----------

  Common Shareholders' Equity:
   Common shares, $5 par value - authorized
    225,000,000 shares; 150,578,806 shares issued
    and 128,098,320 shares outstanding in 2004 and
    150,398,403 shares issued and 127,695,999 shares
    outstanding in 2003                                                   752,894           751,992
   Capital surplus, paid in                                             1,110,135         1,108,924
   Deferred contribution plan - employee stock
    ownership plan                                                        (67,274)          (73,694)
   Retained earnings                                                      840,082           808,932
   Accumulated other comprehensive income                                  46,645            25,991
   Treasury stock, 19,573,433 shares in 2004
     and 19,518,023 shares in 2003                                       (359,024)         (358,025)
                                                                      -----------       -----------
  Common Shareholders' Equity                                           2,323,458         2,264,120
                                                                      -----------       -----------
Total Capitalization                                                    4,950,585         4,861,651
                                                                      -----------       -----------


Total Liabilities and Capitalization                                  $11,513,789       $11,256,807
                                                                      ===========       ===========


The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.



       Northeast Utilities and Subsidiaries
       ------------------------------------
       Consolidated Statements of Income
       ---------------------------------

                                                                                 Three Months Ended
                                                                                      June 30,
                                                                              ----------------------------
                                                                                 2004            2003
                                                                              -----------    -------------
                                                                                (Thousands of Dollars,
                                                                              Except Share Information)
Operating Revenues                                                           $ 1,524,666       $ 1,330,038
                                                                             -----------       -----------

Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                                    914,200           767,002
    Other                                                                        270,737           230,708
  Maintenance                                                                     67,673            68,280
  Depreciation                                                                    55,561            50,692
  Amortization                                                                    28,087            22,890
  Amortization of rate reduction bonds                                            38,294            35,303
  Taxes other than income taxes                                                   55,695            51,460
  Gain on sale of utility plant                                                     -                 -
                                                                             -----------       -----------
       Total operating expenses                                                1,430,247         1,226,335
                                                                             -----------       -----------
Operating Income                                                                  94,419           103,703
Interest Expense:
  Interest on long-term debt                                                      33,998            28,546
  Interest on rate reduction bonds                                                25,043            27,364
  Other interest                                                                   4,097             3,617
                                                                             -----------       -----------
        Interest expense, net                                                     63,138            59,527
                                                                             -----------       -----------
Other Income, Net                                                                  2,862               754
                                                                             -----------       -----------
Income Before Income Tax Expense                                                  34,143            44,930
Income Tax Expense                                                                 9,871            16,672
                                                                             -----------       -----------
Income Before Preferred Dividends of Subsidiaries                                 24,272            28,258
Preferred Dividends of Subsidiaries                                                1,389             1,389
                                                                             -----------       -----------
Income Before Cumulative Effect of Accounting Change                              22,883            26,869
Cumulative effect of accounting change,
  net of tax benefit of $2,553                                                       -                -
                                                                             -----------       -----------
Net Income                                                                   $    22,883       $    26,869
                                                                             ===========       ===========

Fully Diluted Earnings Per Common Share:
  Income Before Cumulative Effect of Accounting Change                       $      0.18       $      0.21
  Cumulative effect of accounting change,
    net of tax benefit                                                               -                 -
                                                                             -----------       -----------
Fully Diluted Earnings Per Common Share                                      $      0.18       $      0.21
                                                                             ===========       ===========

Fully Diluted Common Shares Outstanding (average)                            128,182,645       126,860,208
                                                                             ===========       ===========

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.


                                                                                    Six Months Ended
                                                                                         June 30,
                                                                              ----------------------------
                                                                                 2004            2003
                                                                              -----------    -------------
                                                                                (Thousands of Dollars,
                                                                              Except Share Information)
Operating Revenues                                                           $ 3,362,953       $ 2,914,221
                                                                             -----------       -----------

Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                                  2,091,511         1,732,605
    Other                                                                        497,262           419,418
  Maintenance                                                                    124,884           114,172
  Depreciation                                                                   110,134           100,165
  Amortization                                                                    57,378            83,303
  Amortization of rate reduction bonds                                            81,293            74,503
  Taxes other than income taxes                                                  133,284           125,434
  Gain on sale of utility plant                                                     -                 -
                                                                             -----------       -----------
       Total operating expenses                                                3,095,746         2,649,600
                                                                             -----------       -----------
Operating Income                                                                 267,207           264,621
Interest Expense:
  Interest on long-term debt                                                      66,736            61,486
  Interest on rate reduction bonds                                                50,738            55,225
  Other interest                                                                   8,444             6,361
                                                                             -----------       -----------
        Interest expense, net                                                    125,918           123,072
                                                                             -----------       -----------
Other Income, Net                                                                  4,549             1,330
                                                                             -----------       -----------
Income Before Income Tax Expense                                                 145,838           142,879
Income Tax Expense                                                                52,734            53,027
                                                                             -----------       -----------
Income Before Preferred Dividends of Subsidiaries                                 93,104            89,852
Preferred Dividends of Subsidiaries                                                2,779             2,779
                                                                             -----------       -----------
Income Before Cumulative Effect of Accounting Change                              90,325            87,073
Cumulative effect of accounting change,
  net of tax benefit of $2,553                                                       -                -
                                                                             -----------       -----------
Net Income                                                                   $    90,325       $    87,073
                                                                             ===========       ===========

Fully Diluted Earnings Per Common Share:
  Income Before Cumulative Effect of Accounting Change                       $      0.71       $      0.69
  Cumulative effect of accounting change,
    net of tax benefit                                                               -                 -
                                                                             -----------       -----------
Fully Diluted Earnings Per Common Share                                      $      0.71       $      0.69
                                                                             ===========       ===========

Fully Diluted Common Shares Outstanding (average)                            128,121,751       126,982,903
                                                                             ===========       ===========

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.


                                                                                 Twelve Months Ended
                                                                                       June 30,
                                                                              ----------------------------
                                                                                 2004            2003
                                                                              -----------    -------------
                                                                                (Thousands of Dollars,
                                                                              Except Share Information)
Operating Revenues                                                           $ 6,517,889       $ 5,707,787
                                                                             -----------       -----------

Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                                  4,094,060         3,409,996
    Other                                                                        973,543           773,813
  Maintenance                                                                    242,742           251,899
  Depreciation                                                                   214,357           200,000
  Amortization                                                                   165,880           374,438
  Amortization of rate reduction bonds                                           159,961           142,455
  Taxes other than income taxes                                                  240,523           223,494
  Gain on sale of utility plant                                                     -             (187,113)
                                                                             -----------       -----------
       Total operating expenses                                                6,091,066         5,188,982
                                                                             -----------       -----------
Operating Income                                                                 426,823           518,805
Interest Expense:
  Interest on long-term debt                                                     131,509           128,593
  Interest on rate reduction bonds                                               103,873           112,228
  Other interest                                                                  13,822            16,866
                                                                             -----------       -----------
        Interest expense, net                                                    249,204           257,687
                                                                             -----------       -----------
Other Income, Net                                                                  2,783            57,502
                                                                             -----------       -----------
Income Before Income Tax Expense                                                 180,402           318,620
Income Tax Expense                                                                50,438           121,378
                                                                             -----------       -----------
Income Before Preferred Dividends of Subsidiaries                                129,964           197,242
Preferred Dividends of Subsidiaries                                                5,559             5,559
                                                                             -----------       -----------
Income Before Cumulative Effect of Accounting Change                             124,405           191,683
Cumulative effect of accounting change,
  net of tax benefit of $2,553                                                    (4,741)             -
                                                                             -----------       -----------
Net Income                                                                   $   119,664       $   191,683
                                                                             ===========       ===========

Fully Diluted Earnings Per Common Share:
  Income Before Cumulative Effect of Accounting Change                       $      0.98       $      1.50
  Cumulative effect of accounting change,
  net of tax benefit                                                               (0.04)              -
                                                                             -----------       -----------
Fully Diluted Earnings Per Common Share                                      $      0.94       $      1.50
                                                                             ===========       ===========

Fully Diluted Common Shares Outstanding (average)                            127,824,381       127,910,798
                                                                             ===========       ===========


The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.



                 Northeast Utilities and Subsidiaries
                 ------------------------------------
                Consolidated Statements of Cash Flows
                -------------------------------------


                                                                                    Six Months Ended
                                                                                         June 30,
                                                                                 -----------------------
                                                                                 2004               2003
                                                                                 ----               ----
                                                                                  (Thousands of Dollars)
Operating Activities:
  Income before preferred dividends of subsidiaries                            $   93,104       $   89,852
  Adjustments to reconcile to net cash flows
   provided by operating activities:
    Depreciation                                                                  110,134          100,165
    Deferred income taxes and investment tax credits, net                          34,478          (10,383)
    Amortization                                                                   57,378           83,303
    Amortization of rate reduction bonds                                           81,293           74,503
    Amortization/(deferral) of recoverable energy costs                            24,193           (9,441)
    Increase/(decrease) in prepaid pension                                          2,456          (15,606)
    Regulatory overrecoveries                                                       8,753           49,183
    Other sources of cash                                                          19,270           15,256
    Other uses of cash                                                            (66,519)         (70,895)
  Changes in current assets and liabilities:
    Restricted cash - LMP costs                                                   (30,257)             -
    Unrestricted cash from counterparties                                         (58,480)         (20,458)
    Receivables and unbilled revenues, net                                         79,518          173,596
    Fuel, materials and supplies                                                       51           (4,208)
    Investments in securitizable assets                                           (23,923)          32,376
    Other current assets                                                          (23,720)         (63,608)
    Accounts payable                                                              134,339         (123,235)
    Accrued taxes                                                                 (24,450)        (109,987)
    Other current liabilities                                                      90,428           21,244
                                                                               ----------       ----------
Net cash flows provided by operating activities                                   508,046          211,657
                                                                               ----------       ----------

Investing Activities:
  Investments in plant:
    Electric, gas and other utility plant                                        (300,248)        (226,515)
    Competitive energy assets                                                     (11,329)          (7,534)
                                                                               ----------       ----------
  Cash flows used for investments in plant                                       (311,577)        (234,049)
  Buyout/buydown of IPP contracts                                                    -             (20,437)
  Other investment activities                                                      11,450           12,084
                                                                               ----------       ----------
Net cash flows used in investing activities                                      (300,127)        (242,402)
                                                                               ----------       ----------

Financing Activities:
  Issuance of common shares                                                         2,786            7,463
  Repurchase of common shares                                                        -             (23,209)
  Issuance of long-term debt                                                       82,438          194,851
  Retirement of rate reduction bonds                                              (90,616)         (82,314)
  (Decrease)/increase in short-term debt                                          (99,193)           7,000
  Reacquisitions and retirements of long-term debt                                (23,621)         (28,688)
  Cash dividends on preferred stock of subsidiaries                                (2,779)          (2,779)
  Cash dividends on common shares                                                 (38,379)         (34,886)
  Other financing activities                                                         (486)          (4,343)
                                                                               ----------       ----------
Net cash flows (used in)/provided by financing activities                        (169,850)          33,095
                                                                               ----------       ----------
Net increase in cash and cash equivalents                                          38,069            2,350
Cash and cash equivalents - beginning of period                                    37,196           54,678
                                                                               ----------       ----------
Cash and cash equivalents - end of period                                      $   75,265       $   57,028
                                                                               ==========       ==========


The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.